Exhibit 99.5

SCHEDULE III

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2005

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2005				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Full-service hotels:
The Ritz-Carlton, Amelia Island, Florida	$—	$25	$116	$11	$25	$127	$152	$24	—	1998	40
Four Seasons, Atlanta, Georgia	34	5	48	14	6	61	67	11	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	88	13	8	101	109	20	—	1998	40
Atlanta Marquis, Georgia	141	12	184	42	16	222	238	40	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	3	—	29	29	7	—	1996	40
Westin Buckhead, Georgia	31	5	84	18	5	102	107	19	—	1998	40
Miami Biscayne Bay, Florida	—	—	32	(3)	—	29	29	9	—	1998	40
Boston Marriott Copley Place, Massachusetts	85	—	202	13	—	215	215	22	—	2002	40
Boston/Newton, Massachusetts	—	3	31	12	3	43	46	27	—	1997	40
Hyatt, Boston, Massachusetts	31	15	69	25	17	92	109	16	—	1998	40
Hyatt Regency, Burlingame, California	63	16	119	31	20	146	166	27	—	1998	40
Calgary, Canada	—	5	18	8	5	26	31	8	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	45	18	84	10	18	94	112	17	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	3	7	30	37	10	—	1992	40
Chicago Embassy Suites, Illinois	—	—	85	1	—	86	86	3	—	2004	40
Chicago O’Hare, Illinois	—	4	26	34	4	60	64	28	—	1997	40
Chicago O’Hare Suites, Illinois	—	—	36	4	—	40	40	7	—	1998	40
Chicago/Deerfield Suites, Illinois	—	4	19	1	4	20	24	8	—	1990	40
Swissôtel, Chicago, Illinois	53	29	132	7	29	139	168	27	—	1998	40
Coronado Island Resort, California	—	—	53	5	—	58	58	13	—	1997	40
Costa Mesa Suites, California	—	3	19	2	3	21	24	5	—	1996	40
Dallas Quorum, Texas	—	—	27	6	—	33	33	11	—	1994	40
Dayton, Ohio	—	2	30	2	2	32	34	6	—	1998	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	3	8	54	62	11	—	1998	40
Denver Tech Center, Colorado	—	6	26	13	6	39	45	11	—	1994	40
Desert Springs Resort and Spa, California	88	14	143	68	14	211	225	43	—	1997	40
Fairview Park, Virginia	—	9	39	2	9	41	50	8	—	1998	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	2	7	24	31	7	—	1993	40
Hanover, New Jersey	—	4	30	10	4	40	44	11	—	1997	40
Harbor Beach Resort, Florida	90	—	62	48	—	110	110	30	—	1997	40
Houston Airport, Texas	—	—	10	8	—	18	18	11	—	1984	40
Houston Medical Center	—	—	22	2	—	24	24	6	—	1998	40

SCHEDULE III

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2005

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2005				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
JW Marriott Hotel at Lenox, Georgia	—	—	21	28	16	33	49	14	—	1990	40
JW Marriott Houston, Texas	—	4	26	14	8	36	44	12	—	1994	40
JWDC, Washington, D.C.	88	26	99	6	26	105	131	16	—	2003	40
Kansas City Airport, Missouri	—	—	8	20	—	28	28	21	—	1993	40
Fairmont Kea Lani, Hawaii	—	55	294	2	55	296	351	11	—	2003	40
Key Bridge, Virginia	—	—	38	11	—	49	49	29	—	1997	40
Manhattan Beach, California	—	—	37	7	—	44	44	12	—	1997	40
Marina Beach, California	—	—	13	19	—	32	32	8	—	1995	40
Maui Hyatt, Hawaii	—	92	212	3	92	215	307	12	—	2003	40
Memphis, Tennessee	—	—	16	29	—	45	45	10	—	1998	40
Mexico/Polanco, Mexico	6	11	35	3	11	38	49	14	—	1996	40
Marriott McDowell Mountains, Arizona	34	8	48	—	8	48	56	1	—	2004	40
Miami Airport, Florida	—	—	7	45	—	52	52	34	—	1972	40
Minneapolis City Center, Minnesota	—	—	27	16	—	43	43	26	—	1986	40
Minneapolis Southwest, Minnesota	—	5	23	3	5	26	31	5	—	1998	40
Mountain Shadows Resort, Arizona	—	7	24	(3)	6	22	28	7	—	1998	40
New Orleans, Louisiana	85	16	96	40	16	136	152	35	—	1996	40
New York Financial Center, New York	—	19	79	13	19	92	111	24	—	1997	40
New York Marquis, New York	223	—	552	103	—	655	655	285	—	1986	40
Newark Airport, New Jersey	—	—	30	24	—	54	54	32	—	1984	40
Newport Beach, California	—	11	13	52	11	65	76	39	—	1975	40
Orlando Marriott World Center, Florida	218	18	156	195	29	340	369	73	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	3	6	32	38	8	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	4	1	45	46	11	—	1995	40
Philadelphia Convention Center, Pennsylvania	100	3	143	20	5	161	166	44	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	12	26	72	98	14	—	1998	40
Portland, Oregon	—	6	40	9	6	49	55	15	—	1994	40
Hyatt Regency, Reston, Virginia	41	11	78	12	11	90	101	16	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	2	10	65	75	14	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	7	—	96	96	20	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	7	31	130	161	25	—	1998	40
San Antonio Rivercenter, Texas	70	—	86	46	—	132	132	31	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	4	—	49	49	13	—	1995	40

SCHEDULE III

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2005

(in millions)

Description(1)	Debt	Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2005				Date of Completion of Construction	Date Acquired	Depreciation Life
		Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
San Diego Hotel and Marina, California	183	—	203	106	—	309	309	74	—	1996	40
San Diego Mission Valley, California	—	4	22	5	4	27	31	6	—	1998	40
San Francisco Airport, California	—	11	48	16	12	63	75	20	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	8	6	28	34	11	—	1994	40
San Francisco Moscone Center, California	—	—	278	35	—	313	313	111	—	1989	40
San Ramon, California	19	—	22	10	—	32	32	8	—	1996	40
Santa Clara, California	34	—	39	(5)	—	34	34	14	—	1989	40
Seattle SeaTac Airport, Washington	—	4	49	(5)	4	44	48	13	—	1998	40
Tampa Waterside, Florida	—	—	—	98	11	87	98	13	2000	—	40
Swissôtel, The Drake, New York	61	28	130	43	34	167	201	32	—	1998	40
The Ritz-Carlton, Atlanta, Georgia	—	13	42	9	13	51	64	15	—	1996	40
The Ritz-Carlton, Buckhead, Georgia	—	14	80	25	16	103	119	26	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	9	—	61	61	16	—	1997	40
The Ritz-Carlton, Naples, Florida	—	19	127	60	19	187	206	49	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	64	6	64	70	6	2002	—	40
Toronto Airport, Canada	—	5	24	3	5	27	32	8	—	1996	40
Toronto Eaton Center, Canada	—	—	27	3	—	30	30	8	—	1995	40
Toronto Delta Meadowvale, Canada	—	4	20	9	4	29	33	11	—	1996	40
Dulles Airport, Washington	—	—	3	26	—	29	29	24	—	1970	40
Hyatt Regency, Washington, D.C.	—	40	230	—	40	230	270	1	—	2005	40
Washington Dulles Suites, Washington	—	3	24	4	3	28	31	7	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	7	20	31	51	10	—	1994	40
Westfields, Virginia	—	7	32	5	7	37	44	11	—	1994	40

Sub total full-service hotels:	1,823	758	6,108	1,709	822	7,753	8,575	1,928
Sub total—other full-service properties less than 5% of total:	—	59	293	93	42	403	445	169		various	40

Total full-service properties:	1,823	817	6,401	1,802	864	8,156	9,020	2,097
Other properties, each less than 5% of total	—	—	6	1	—	7	7	6		various	various

Total properties	1,823	817	6,407	1,803	864	8,163	9,027	2,103
Held for sale properties	—	12	60	1	12	61	73	18		1998	40

TOTAL	$1,823	$829	$6,467	$1,804	$876	$8,224	$9,100	$2,121

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

SCHEDULE III

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2005

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2005, 2004 and 2003 is as follows:

Balance at December 31, 2002	$8,135
Additions:
Acquisitions	448
Capital expenditures and transfers from construction-in-progress	94
Deductions:
Dispositions and other	(195)
Assets held for sale	(88)

Balance at December 31, 2003	8,394
Additions:
Acquisitions	525
Capital expenditures and transfers from construction-in-progress	137
Deductions:
Dispositions and other	(181)
Assets held for sale	(127)

Balance at December 31, 2004	8,748
Additions:
Acquisitions	276
Capital expenditures and transfers from construction-in-progress	146
Deductions:
Dispositions and other	(70)
Assets held for sale	(73)

Balance at December 31, 2005	$9,027

SCHEDULE III

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2005

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2005, 2004 and 2003 is as follows:

Balance at December 31, 2002	$1,501
Depreciation and amortization	257
Dispositions and other	(41)
Depreciation on assets held for sale	(20)

Balance at December 31, 2003	1,697
Depreciation and amortization	256
Dispositions and other	(60)
Depreciation on assets held for sale	(23)

Balance at December 31, 2004	1,870
Depreciation and amortization	270
Dispositions and other	(19)
Depreciation on assets held for sale	(18)

Balance at December 31, 2005	$2,103

(C)	The aggregate cost of properties for federal income tax purposes is approximately $6,343 million at December 31, 2005.

(D)	The total cost of properties excludes construction-in-progress properties.